Exhibit 99.1

Updated: October 15, 2014

Revisions Noted in Bold

Dynamically positioned *

											Dayrate on	Dayrate on
				Yr. (1)	Water	Drilling			Estimated	Estimated	Current	Previous	Estimated Out of Service Days (4)				Estimated Out of Service Days (4)
	Footnote	Floater	Dynamically	Entered	Depth	Depth			Contract	Expiration	Contract (3)	Contract (3)	2014				2015
Rig Type/Name	References	Type	Positioned	Service	(Feet)	(Feet)	Location	Customer	Start Date (2)	Date (2)	(Dollars)	(Dollars)	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Rigs Under Construction (12)

Deepwater Thalassa	(6), (11)	ship	*	TBA	12,000	40,000	TBA	Shell	Q1 2016	Q1 2026	519,000	N/A
Deepwater Proteus	(6), (11)	ship	*	TBA	12,000	40,000	TBA	Shell	Q2 2016	Q2 2026	519,000	N/A
Deepwater Pontus	(6), (11)	ship	*	TBA	12,000	40,000	TBA	Shell	Q1 2017	Q4 2026	519,000	N/A
Deepwater Poseidon	(6), (11)	ship	*	TBA	12,000	40,000	TBA	Shell	Q2 2017	Q2 2027	519,000	N/A
Deepwater Conqueror	(6), (8), (11)	ship	*	TBA	12,000	40,000	USGOM	Chevron	Q4 2016	Q4 2021	599,000	N/A
JSPL Ultra-Deepwater Drillship TBN 1	(9)	ship	*	TBA	12,000	40,000	TBA
JSPL Ultra-Deepwater Drillship TBN 2	(9)	ship	*	TBA	12,000	40,000	TBA
Transocean Cepheus	(20)			TBA	400	35,000	TBA
Transocean Cassiopeia	(20)			TBA	400	35,000	TBA
Transocean Centaurus	(20)			TBA	400	35,000	TBA
Transocean Cetus	(20)			TBA	400	35,000	TBA
Transocean Circinus	(20)			TBA	400	35,000	TBA

High Specification Floater: Ultra-Deepwater (29)

Deepwater Asgard		ship	*	2014	12,000	40,000	TBA	TBA	Aug-14	Jul-17	600,000	N/A	—	—	—	—	—	—	—	—
Deepwater Invictus	(6), (22)	ship	*	2014	12,000	40,000	USGOM	BHP Billiton	Jul-14	Mar-17	595,000	N/A	—	—	—	—	—	—	—	—
Discoverer Americas	(6)	ship	*	2009	12,000	40,000	Tanzania	Statoil	Mar-14	Mar-16	735,000	636,000	—	—	—	30	—	—	—	—
Deepwater Champion	(6)	ship	*	2011	12,000	40,000	USGOM	ExxonMobil	Jun-12	Nov-15	677,000	655,000	—	—	—	—	—	4	36	—
Discoverer Clear Leader	(6), (8), (19)	ship	*	2009	12,000	40,000	USGOM	Chevron	Sep-14	Aug-18	590,000	569,000	—	—	—	21	—	—	—	—
Discoverer Inspiration	(6), (19)	ship	*	2010	12,000	40,000	USGOM	Chevron	Feb-10	Mar-15	526,000	494,000	—	—	—	—	21	—	—	—
	(6), (8), (19)		*				USGOM	Chevron	Mar-15	Mar-20	585,000	526,000
Dhirubhai Deepwater KG1	(6), (7), (8)	ship	*	2009	12,000	35,000	Brazil	Petrobras	Nov-14	Nov-17	443,000	510,000	—	—	60	70	—	—	—	30
Dhirubhai Deepwater KG2		ship	*	2010	12,000	35,000	India	Reliance	Mar-12	Feb-15	510,000	573,000	—	13	—	—	24	37	—	—
Discoverer India	(14)	ship	*	2010	12,000	40,000	USGOM	Reliance	Sep-13	Sep-16	528,000	499,000	—	—	—	—	—	45	—	—
							India	Reliance	Sep-16	Nov-20	508,000	528,000
Petrobras 10000	(6), (7), (8)	ship	*	2009	12,000	37,500	Brazil	Petrobras	Feb-11	Jul-19	446,000	N/A	—	—	30	35	—	—	—	—
Discoverer Deep Seas	(6)	ship	*	2001	10,000	35,000	USGOM	Murphy Oil	Oct-13	Nov-16	608,000	456,000	—	—	—	—	—	91	—	—
Discoverer Enterprise		ship	*	1999	10,000	35,000	USGOM	BP	Jan-14	Dec-14	615,000	515,000	—	—	—	—	—	—	—	—
Discoverer Spirit		ship	*	2000	10,000	35,000	USGOM						—	—	61	69	—	—	—	—
GSF C.R. Luigs		ship	*	2000	10,000	35,000	USGOM						—	—	—	92	29	—	—	—
GSF Jack Ryan		ship	*	2000	10,000	35,000	Spain			Idle			—	—	—	—	—	—	—	—
Deepwater Discovery	(6), (7)	ship	*	2000	10,000	30,000	Nigeria	Shell	Jan-14	Oct-14	461,000	NA	—	—	—	—	—	7	92	3
Deepwater Frontier		ship	*	1999	10,000	30,000	Australia	ExxonMobil	Feb-14	Dec-14	565,000	534,000	8	—	—	—	—	—	—	—
Deepwater Millennium	(7)	ship	*	1999	10,000	30,000	Australia	Woodside	Apr-14	Apr-15	600,000	570,000	90	24	—	—	—	—	—	—
	(7)						Australia	Woodside	Apr-15	Apr-16	611,000	600,000
Deepwater Pathfinder	(6)	ship	*	1998	10,000	30,000	USGOM	ENI	Aug-10	Apr-15	681,000	550,000	—	—	—	47	15	—	—	—
Deepwater Expedition		ship	*	1999	8,500	30,000	Saudi Arabia	Saudi Aramco	Nov-12	Nov-14	650,000	640,000	—	—	—	—	—	10	50	—
Cajun Express	(6), (7)	semi	*	2001	8,500	35,000	Senegal	Cairn Energy	Jul-14	Oct-14	596,000	643,000	—	—	—	32	—	—	—	—
							Ivory Coast	CNR	Nov-14	Nov-15	495,000	596,000
Deepwater Nautilus	(6), (8)	semi		2000	8,000	30,000	USGOM	Shell	Aug-12	Aug-17	531,000	551,000	—	—	—	—	90	45	—	—
GSF Explorer		ship	*	1972/1998	7,800	30,000	India	ONGC	Jul-13	Oct-14	412,000	N/A	—	—	—	—	—	—	—	—
Discoverer Luanda	(6), (13)	ship	*	2010	7,500	40,000	Angola	BP	Jan-11	Jan-18	483,000	N/A	—	—	—	—	21	—	—	—
GSF Development Driller I		semi	*	2005	7,500	37,500	USGOM			Idle			—	—	—	—	14	—	—	—
GSF Development Driller II	(8)	semi	*	2005	7,500	37,500	Romania	Lukoil	Oct-14	Jul-15	355,000	606,000	—	73	92	39	—	—	—	—
Development Driller III	(6), (19)	semi	*	2009	7,500	37,500	USGOM	BP	Nov-09	Nov-16	431,000	N/A	—	—	—	—	—	—	—	—
Sedco Energy	(21)	semi	*	2001	7,500	35,000	Congo	Total	Sep-14	Oct-15	380,000	N/A	—	—	53	—	—	—	—	—
Sedco Express	(23)	semi	*	2001	7,500	35,000	Nigeria	ENI	Apr-14	Oct-14	455,000	600,000	—	—	—	—	—	—	71	—
										Total Estimated Days Out of Service			98	110	296	435	214	239	249	33
										Estimated Average Contract Dayrate(5)			$547,000	$554,000	$555,000	$549,000	$535,000	$531,000	$539,000	$552,000

High Specification Floater: Deepwater (12)

Deepwater Navigator	(7), (8), (15)	ship	*	1971/2000	7,200	25,000	Brazil	Petrobras	May-11	Feb-16	374,000	190,000	—	—	—	1	—	45	—	—
Discoverer Seven Seas		ship	*	1976/1997	7,000	25,000	TBA	TBA	Jul-14	Oct-14	400,000	500,000	—	—	65	—	—	—	—	—
Transocean Marianas	(6), (8)	semi		1979/1998	7,000	30,000	South Africa	PetroSA	Jun-14	Apr-15	370,000	N/A	10	72	—	—	—	—	—	—
Sedco 706	(6), (7), (8)	semi	*	1976/1994/ 2008	6,500	25,000	Brazil	Petrobras	May-14	Sep-16	300,000	361,000	—	23	—	—	59	1	—	—
Sedco 702	(6), (7)	semi	*	1973/2007	6,500	25,000	Nigeria	Shell	Sep-12	Feb-16	461,000	357,000	60	—	—	—	—	—	—	—
Sedco 707	(7), (8), (10)	semi	*	1976/1997	6,500	25,000	Brazil	Petrobras	Nov-09	Nov-14	393,000	188,000	—	—	—	—	—	—	—	—
GSF Celtic Sea		semi		1982/1998	5,750	25,000	Angola	ExxonMobil	Aug-13	Nov-14	328,000	324,000	—	—	—	5	—	—	—	—
							Angola	Vaalco	Nov-14	Dec-14	338,000	328,000
Jack Bates	(7)	semi		1986/1997	5,400	30,000	JPDA	ENI	Sep-14	Oct-14	440,000	380,000	—	—	15	—	—	—	—	—
	(7)						Australia	Inpex	Oct-14	Mar-15	420,000	440,000
M.G. Hulme, Jr.	(7)	semi		1983/1996	5,000	25,000	TBA	TBA	Dec-14	Mar-15	200,000	N/A	—	35	7	36	9	—	—	—
Sedco 710		semi	*	1983/2001	4,500	25,000	Spain			Stacked			—	—	—	—	—	—	—	—
Transocean Rather		semi		1988	4,500	25,000	Malaysia			Stacked			—	—	—	—	—	—	—	—
Sovereign Explorer		semi		1984	4,500	25,000	USGOM			Stacked			—	—	—	—	—	—	—	—
										Total Estimated Days Out of Service			70	130	87	42	68	46	—	—
										Estimated Average Contract Dayrate(5)			$378,000	$386,000	$376,000	$380,000	$363,000	$374,000	$378,000	$378,000

Updated: October 15, 2014

Revisions Noted in Bold

Dynamically positioned *

											Dayrate on	Dayrate on
				Yr. (1)	Water	Drilling			Estimated	Estimated	Current	Previous	Estimated Out of Service Days (4)				Estimated Out of Service Days (4)
	Footnote	Floater	Dynamically	Entered	Depth	Depth			Contract	Expiration	Contract (3)	Contract (3)	2014				2015
Rig Type/Name	References	Type	Positioned	Service	(Feet)	(Feet)	Location	Customer	Start Date (2)	Date (2)	(Dollars)	(Dollars)	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
High Specification Floater: Harsh Environment (7)

Transocean Barents	(6), (7)	semi	*	2009	10,000	30,000	NNS	Shell	Sep-14	Sep-15	591,000	574,000	—	—	68	6	—	—	—	—
Transocean Spitsbergen	(6), (7), (16), (25)	semi	*	2010	10,000	30,000	NNS	Statoil	Jul-13	Jul-15	535,000	504,000	—	—	—	—	55	—	—	—
Henry Goodrich	(6)	semi		1985/2007	5,000	30,000	Canada	Suncor	Jun-14	Mar-15	476,000	346,000	—	—	—	—	14	91	9	—
Transocean Leader	(6), (7)	semi		1987/1997	4,500	25,000	NNS	Statoil	Mar-12	Mar-15	400,000	469,000	—	—	—	—	12	33	—	—
							TBA	TBA	May-15	May-18	335,000	400,000			—	—	—	—	—	—
	(24)						TBA	TBA	May-18	May-19	305,000	335,000
Paul B. Loyd, Jr.	(7)	semi		1990	2,000	25,000	UKNS	BP	Sep-14	Mar-15	444,000	441,000	—	—	—	—	—	—	43	50
	(7)						UKNS	BP	Mar-15	Aug-15	426,000	444,000
	(7)						UKNS	BP	Nov-15	Mar-16	433,000	426,000
	(7)						UKNS	BP	Mar-16	Sep-16	439,000	433,000
	(7)						UKNS	BP	Sep-16	Mar-17	446,000	439,000
	(7)						UKNS	BP	Mar-17	Jun-17	453,000	446,000
Transocean Arctic	(6), (7)	semi		1986	1,650	25,000	NNS	Rig Management Norway	Jul-14	Jan-16	409,000	414,000	—	—	64	14	—	—	—	—
	(6), (7)						NNS	OMV	Jan-16	Jun-16	509,000	409,000
Polar Pioneer	(6)	semi		1985	1,500	25,000	Alaska	Shell	Nov-14	Feb-15	592,000	523,000	—	74	78	67	—	—	—	—
	(6)						Alaska	Shell	Feb-15	Mar-15	561,000	592,000
	(6)						Alaska	Shell	Mar-15	Apr-15	592,000	561,000
	(6)						Alaska	Shell	Apr-15	Jun-15	561,000	592,000
	(6)						Alaska	Shell	Jun-15	Oct-15	623,000	561,000
	(6)						Alaska	Shell	Oct-15	Dec-15	561,000	623,000
	(6)						Alaska	Shell	Dec-15	Apr-16	592,000	561,000
	(6)						Alaska	Shell	Apr-16	Jun-16	561,000	592,000
	(6)						Alaska	Shell	Jun-16	Oct-16	623,000	561,000
	(6)						Alaska	Shell	Oct-16	Dec-16	561,000	623,000
	(6)						Alaska	Shell	Dec-16	Jun-17	592,000	561,000
									Total Estimated Days Out of Service				—	74	210	87	81	124	52	50
										Estimated Average Contract Dayrate(5)			$ 464,000	$ 460,000	$ 467,000	$ 482,000	$ 483,000	$ 485,000	$ 482,000	$ 407,000

Midwater Floaters (21)

Sedco 700		semi		1973/1997	3,600	25,000	Malaysia			Stacked			—	—	—	—	—	—	—	—
Transocean Legend	(7)	semi		1983	3,500	25,000	Australia	Conoco Phillips	Apr-14	Jan-15	425,000	293,000	27	—	6	—	—	—	—	—
Transocean Amirante		semi		1978/1997	3,500	25,000	TBA	TBA	Dec-14	Nov-15	335,000	N/A	—	15	92	61	—	—	—	—
GSF Arctic I		semi		1983/1996	3,400	25,000	Spain			Stacked			—	—	—	—	—	—	—	—
Transocean Driller	(7), (8)	semi		1991	3,000	25,000	Brazil	Petrobras	Jul-10	Jul-16	264,000	116,000	—	—	—	—	—	—	2	—
GSF Rig 135	(7)	semi		1983	2,800	25,000	Nigeria	NPDC	Nov-14	May-15	311,000	387,000	—	—	—	—	—	—	—	—
GSF Rig 140	(6)	semi		1983	2,800	25,000	India	ONGC	Mar-12	Dec-14	260,000	N/A	—	—	—	—	6	45	—	—
GSF Aleutian Key		semi		1976/1999/2001	2,300	25,000	Gabon			Stacked			—	—	—	—	—	—	—	—
Sedco 711	(18)	semi		1982	1,800	25,000	UKNS	Talisman	Jun-14	Dec-14	355,000	350,000	13	—	—	—	—	—	—	—
							UKNS	Talisman	Dec-14	Jun-15	361,000	355,000
							UKNS	Talisman	Jun-15	Dec-15	366,000	361,000
Transocean John Shaw	(7)	semi		1982	1,800	25,000	UKNS	Taqa	Apr-14	Dec-14	356,000	360,000	81	26	—	—	—	—	—	—
	(7)						UKNS	Taqa	Dec-14	Dec-15	411,000	356,000
GSF Arctic III	(7)	semi		1984	1,800	25,000	UKNS	Chevron	Apr-14	Oct-14	411,000	336,000	—	—	—	—	—	—	—	—
Sedco 712		semi		1983	1,600	25,000	UKNS	Talisman	Apr-14	Oct-14	386,000	380,000	—	—	—	—	—	—	—	—
							UKNS	Talisman	Oct-14	Apr-15	391,000	386,000
							UKNS	Talisman	Apr-15	Oct-15	397,000	391,000
							UKNS	Talisman	Oct-15	Apr-16	403,000	397,000
							UKNS	Talisman	Apr-16	Oct-16	409,000	403,000
Sedco 714	(7)	semi		1983/1997	1,600	25,000	UKNS	Total	Sep-14	Sep-15	437,000	401,000	—	33	90	—	—	—	—	—
	(7)						UKNS	Total	Sep-15	Mar-16	443,000	437,000
GSF Grand Banks	(6), (8)	semi		1984	1,500	25,000	Canada	Husky	Jan-13	Sep-15	408,000	297,000	90	75	—	—	—	—	—	—
Actinia		semi		1982	1,500	25,000	India	ONGC	Jun-12	Jul-15	190,000	222,000	—	—	—	—	21	—	21	—
Sedco 601		semi		1983	1,500	25,000	Malaysia			Stacked			—	—	—	—	—	—	—	—
Transocean Winner	(6), (7)	semi		1983	1,500	25,000	NNS	Marathon	Jan-13	Jul-15	447,000	495,000	—	—	—	—	—	—	—	—
	(6), (7)						NNS	Marathon	Jul-15	Jul-16	499,000	447,000
Transocean Searcher	(6), (7)	semi		1983/1988	1,500	25,000	NNS	BG	Jun-12	May-15	387,000	447,000	—	—	—	—	—	—	—	—
Transocean Prospect	(7)	semi		1983/1992	1,500	25,000	UKNS	Conoco Phillips	May-14	Nov-14	403,000	425,000	—	—	—	—	—	—	—	—
	(7)						UKNS	Conoco Phillips	Nov-14	Jan-15	409,000	403,000
	(7)						UKNS	Conoco Phillips	Jan-15	May-15	373,000	409,000
J.W. McLean		semi		1974/1996	1,250	25,000	UKNS			Stacked			—	—	—	—	—	—	—	—
Sedco 704	(7)	semi		1974/1993	1,000	25,000	UKNS	Maersk	Jun-13	Aug-15	369,000	335,000	—	—	—	—	—	—	—	—
							UKNS	Maersk	Aug-15	Feb-16	369,000	369,000
										Total Estimated Days Out of Service			211	149	188	61	27	45	23	—
										Estimated Average Contract Dayrate(5)			$ 345,000	$ 352,000	$ 361,000	$ 358,000	$ 364,000	$ 362,000	$ 379,000	$ 388,000

Updated: October 15, 2014

Revisions Noted in Bold

Dynamically positioned *

											Dayrate on	Dayrate on
				Yr. (1)	Water	Drilling			Estimated	Estimated	Current	Previous	Estimated Out of Service Days (4)				Estimated Out of Service Days (4)
	Footnote	Floater	Dynamically	Entered	Depth	Depth			Contract	Expiration	Contract (3)	Contract (3)	2014				2015
Rig Type/Name	References	Type	Positioned	Service	(Feet)	(Feet)	Location	Customer	Start Date (2)	Date (2)	(Dollars)	(Dollars)	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
High Specification Jackups (10)

GSF Constellation I	(6)			2003	400	30,000	Indonesia	Total	Sep-12	Jan-16	150,000	140,000	—	—	—	—	—	—	—	—
GSF Constellation II	(6)			2004	400	30,000	Gabon	Vaalco	Oct-14	Jul-16	167,000	165,000	—	—	—	—	—	—	—	—
GSF Galaxy I	(7)			1991/2001	400	30,000	UKNS	Total	May-14	Nov-14	211,000	133,000	90	48	—	—	—	—	—	—
	(7)						UKNS	Total	Nov-14	May-15	214,000	211,000
	(7)						UKNS	Total	May-15	Nov-15	218,000	214,000
	(7)						UKNS	Total	Nov-15	May-16	221,000	218,000
	(7)						UKNS	Total	May-16	Nov-16	224,000	221,000
	(7)						UKNS	Total	Nov-16	May-17	228,000	224,000
GSF Galaxy II	(7)			1998	400	30,000	UKNS	GDF Suez	Aug-14	Nov-14	207,000	190,000	31	—	—	—	—	—	—	—
	(7)						UKNS	GDF Suez	Nov-14	Mar-15	217,000	207,000
GSF Galaxy III	(7)			1999	400	30,000	UKNS	Nexen	Jul-14	Oct-14	160,000	180,000	—	—	6	30	—	91	5	—
Transocean Honor	(6), (13)			2012	400	30,000	Angola	Chevron	May-12	Apr-15	155,000	N/A	—	—	—	9	—	—	—	—
	(6)						Angola	Chevron	Apr-15	Apr-16	194,000	155,000
GSF Monarch	(7)			1986	350	30,000	UKNS	GDF Suez	Sep-14	Mar-15	168,000	168,000	—	—	—	—	—	—	—	—
Transocean Andaman	(6)			2013	350	35,000	Thailand	Chevron	May-13	May-16	150,000	N/A	—	—	—	—	—	—	5	3
Transocean Siam Driller	(6)			2013	350	35,000	Thailand	Chevron	Mar-13	Mar-18	140,000	N/A	—	—	—	—	—	—	8	—
Transocean Ao Thai	(6)			2013	350	35,000	Thailand	Chevron	Oct-13	Sep-18	139,000	N/A	—	—	—	—	—	—	—	—
									Total Estimated Days Out of Service				121	48	6	39	—	91	18	3
									Estimated Average Contract Dayrate(5)				$ 158,000	$ 166,000	$ 165,000	$ 166,000	$ 167,000	$ 164,000	$ 166,000	$ 166,000

									Total Estimated Days Out of Service				500	511	787	664	390	545	342	86

Fixed-Price Options - See Footnote 10

High Specification Floater: Ultra-Deepwater

Deepwater Asgard		ship	*	2014	12,000	40,000	TBA	TBA	Jul-17	Jul-18	500,000	600,000
GSF Development Driller II	(6)	semi	*	2005	7,500	37,500	Romania	Lukoil	Jul-15	Feb-16	400,000	355,000
Cajun Express		semi	*	2001	8,500	35,000	Ivory Coast	CNR	Nov-15	Jan-16	495,000	495,000

High Specification Floater: Deepwater

Discoverer Seven Seas		ship	*	1976/1997	7,000	25,000	TBA	TBA	Oct-14	Nov-14	400,000	400,000
GSF Celtic Sea		semi		1982/1998	5,750	25,000	Angola	Vaalco	Dec-14	Feb-15	338,000	338,000
Jack Bates	(7)	semi		1986/1997	5,400	30,000	Australia	Inpex	Mar-15	Mar-16	420,000	420,000
							Australia	Inpex	Mar-16	Sep-16	420,000	420,000
Transocean Marianas	(6), (8)	semi		1979/1998	7,000	30,000	South Africa	PetroSA	Apr-15	Feb-16	370,000	370,000

High Specification Floater: Harsh Environment

Polar Pioneer	(6)	semi		1985	1,500	25,000	Alaska	Shell	Jun-17	Oct-17	623,000	589,000
Paul B. Loyd, Jr.	(7)	semi		1990	2,000	25,000	UKNS	BP	Jun-17	Sep-17	453,000	453,000
	(7)						UKNS	BP	Sep-17	Mar-18	459,000	453,000
	(7)						UKNS	BP	Mar-18	Jun-18	466,000	459,000
Midwater Floaters
Sedco 714	(7)	semi		1983/1997	1,600	25,000	UKNS	Total	Mar-16	Sep-16	370,000	446,000
High Specification Jackups

GSF Galaxy I	(6), (7)			1991/2001	400	30,000	UKNS	Total	May-17	May-18	240,000	231,000
	(6), (7)						UKNS	Total	May-18	May-19	250,000	240,000

Revenue Efficiency

Revenue efficiency is defined as actual contract drilling revenues for the measurement period divided by the maximum revenue calculated for the measurement period, expressed as a percentage.  Maximum revenue is defined as the greatest amount of contract drilling revenues the drilling unit could earn for the measurement period, excluding amounts related to incentive provisions. Revenue Efficiency does not apply during Out of Service Days (Shipyard, Mobilizations, Demobilizations, Contract Preparation).

	Q2 2014 Actual	Q1 2014 Actual	Q4 2013 Actual	Q3 2013 Actual	Q2 2013 Actual	Q1 2013 Actual	Q4 2012 Actual	Q3 2012 Actual
Ultra Deepwater	94.0%	96.4%	90.0%	92.5%	91.1%	83.8%	95.5%	95.9%
Deepwater	94.5%	100.5%	95.0%	91.1%	91.8%	86.4%	90.9%	96.1%
Harsh Environment Floaters	95.7%	96.3%	92.1%	99.9%	98.3%	97.6%	97.3%	95.4%
Midwater Floaters	97.0%	91.1%	92.3%	95.3%	94.5%	92.1%	93.9%	90.4%
High Specification Jackups	97.3%	94.5%	97.2%	98.9%	98.6%	96.4%	95.2%	97.2%
Total Fleet - Continuing Operations	95.0%	95.7%	91.7%	94.0%	93.1%	88.0%	94.7%	94.9%

Estimated Contract Drilling Revenue can be calculated as: Paid Days on Contract * Average Contract Dayrate * Revenue Efficiency

Updated: October 15, 2014

Revisions Noted in Bold

Footnotes

(1)	Dates shown are the original service date and the date of the most recent upgrade, if any.
(2)

Estimated Contract Start and Estimated Expiration Dates are calculated as follows: (1) for events estimated to occur between the 1st and 15th of a month, the previous month is reported (i.e. a contract which is estimated to commence on May 4, 2014 will be reported as commencing in April 2014) and (2) for events estimated to occur between the 16th and the end of a month, the actual month is reported (i.e. a contract which is estimated to commence on May 24, 2014 will be reported as commencing in May 2014).  Expiration dates represent the company’s current estimate of the earliest date the contract for each rig is likely to expire. Some rigs have two or more contracts in continuation, so the last line shows the estimated earliest availability. Many contracts permit the customer to extend the contract.

(3)

Represents the full operating dayrate, although the average dayrate over the term of the contract will be lower and could be substantially lower. Does not reflect incentive programs which are typically based on the rig’s operating performance against a performance curve. Please refer to the “Customer Contract Duration and Dayrates and Risks Associated with Operations” section of the Disclaimers & Definitions for a description of dayrates.  This column may not reflect the rate currently being received under the contract as a result of an applicable standby rate or other rate, which typically is less than the contract dayrate.

(4)

The out of service time represents those days where a rig is scheduled to be out of service and not be available to earn an operating dayrate. Please refer to the “Out of Service Days (Shipyards, Mobilizations, Demobilizations, Contract Preparation)” section of the Disclaimers & Definitions for a full description.

(5)	Estimated Average Contract Dayrate is defined as the average contracted full operating dayrate to be earned per revenue earning day. See note (3) for definition of full operating dayrate.
(6)	Reflects the current contracted dayrate which could reflect prior cost escalations and could change in the future due to further cost escalations.
(7)	Reflects the current contracted dayrate which is comprised of a foreign currency component and which could change due to foreign exchange adjustments.
(8)	Current contract provides for a bonus incentive opportunity not reflected in the stated current contract dayrate.
(9)

On February 26, 2014, a subsidiary of Transocean Ltd. awarded contracts to Sembcorp Marine’s subsidiary, Jurong Shipyard, in Singapore for construction of two newbuild dynamically positioned ultra-deepwater drillships. The two drillships are expected to be delivered from the shipyard in the second quarter of 2017 and the first quarter of 2018, respectively.

(10)

Fixed price options may be exercised at the customer’s discretion. During periods when dayrates on new contracts are increasing relative to existing contracts, the likelihood of customers’ exercising fixed price options increases. During periods when dayrates on new contracts are decreasing relative to existing contracts, the likelihood of customers’ exercising fixed price options declines.

(11)

The contract is expected to start in the quarter indicated.  Factors that could influence the contract start date include shipyard delivery, customer acceptance, and mobilization to operating location, among others.

(12)

Until August 2012, the contract dayrate was $469,000, subject to cost escalation. The dayrate for the remainder of the contract is linked to the standard West Texas Intermediate crude oil price with a floor of $40 per barrel resulting in a contract dayrate of $400,000 and a ceiling of $70 per barrel resulting in a contract dayrate of $500,000, subject to cost escalation.

(13)	The rig is owned by a joint venture in which the company owns less than a 100 percent interest. Dayrate reflects 100 percent of the contract rate.
(14)

The customer may elect to have the operating dayrate for the last five years of the contract fluctuate based on crude oil price with a floor of $458,250 corresponding to a crude oil price of less than or equal to $50 per barrel, and a ceiling of $558,250 corresponding to a crude oil price of $100 per barrel or greater.

(15)

While the customer has the option to add any out of service days to the end of the contract, the Estimated Expiration Date does not reflect any extension due to this option until actually exercised by the customer.

(16)	Dayrate excludes additional premiums for parallel operations at well centers and dynamic position operations.
(17)

Dayrate excludes additional premiums for parallel operations at well centers, dynamic position operations and HPHT operations.  Reduced dayrate will apply up to a maximum of 200 days for operation in water depths less or equal to 500 meters.

(18)	The contract guarantees a minimum of 240 days at this dayrate which applies for drilling HPHT wells. The dayrate will become $265,000 if the rig drills standard wells.
(19)

The rig is owned by Transocean Partners LLC in which the company owns less than a 100% interest. Please refer to Transocean Partners LLC (NYSE: RIGP) Fleet Status Report which can be found at www.transoceanpartners.com.

(20)

The first of five newbuild high-specification jackups contracted to Keppel FELS Limited’s shipyard in Singapore is expected to be delivered from the shipyard in the first quarter of 2016 and the remaining four jackups delivered at approximately four-month intervals thereafter.

(21)	Reflects the dayrate while the Sedco Energy is used for deepwater or dynamic positioning programs. While the rig is used for midwater moored programs, the dayrate will be $370,475.
(22)

Mobilization, customer commissioning and acceptance testing commenced in March 2014. Revenue of approximately $52 million earned from March 2014 to July 2014 will be recognized over the remaining three-year contract period ending in March 2017.

(23)

By mutual agreement (related to a previous fire incident on the rig), dayrate will be $455,000 from May 1, 2014 to October 15, 2014.  If there is a well-in-progress at October 15, 2014, the dayrate will revert back to $600,000.

(24)

The dayrate for the last year of the contract will be set three months prior to the third anniversary of the contract commencement date, subject to a floor dayrate of $305,000 and a ceiling dayrate of $365,000, pursuant to the terms of the contract.

(25)	The customer has exercised a contract provision whereby the estimated dayrate will be $400,000 from approximately November 10, 2014 to December 31, 2014.

Updated: October 15, 2014

Revisions Noted in Bold

Stacked Rigs

Rig Type/Name	Start Date
Deepwater (3)
Sovereign Explorer	11/1/2010
Transocean Rather	9/18/2013
Sedco 710	9/5/2013
Midwater Floaters (5)
Sedco 700	Prior to 2010
GSF Aleutian Key	1/9/2010
Sedco 601	4/9/2011
J.W. McLean	4/13/2011
GSF Arctic I	7/1/2013
Idle (2)
GSF Development Driller I	2/21/2014
Jack Ryan	9/18/2014

Stacked and Idle rigs detailed above are not currently operating on contract.  Start date denotes when rig commences idle or stacked status.

An “Idle” rig is between contracts, readily available for operations, and operating costs are typically at or near normal levels.  A “Stacked” rig, on the other hand, is manned by a reduced crew or unmanned and typically has reduced operating costs and is (i) preparing for an extended period of inactivity, (ii) expected to continue to be inactive for an extended period, or (iii) completing a period of extended inactivity.  However, stacked rigs will continue to incur operating costs at or above normal operating costs for 30 to 60 days following initiation of stacking.

DISCLAIMERS & DEFINITIONS

The information contained in this Fleet Status Report (the “Information”) is as of the date of the report only and is subject to change without notice to the recipient. Transocean Ltd. assumes no duty to update any portion of the Information.

DISCLAIMER. NEITHER TRANSOCEAN LTD. NOR ITS AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED “AS IS.” Neither Transocean Ltd. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

No Unauthorized Publication or Use. All information provided by Transocean in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean.

Customer Contract Duration, Timing and Dayrates and Risks Associated with Operations. The duration and timing (including both starting and ending dates) of the customer contracts are estimates only, and customer contracts are subject to cancellation, suspension and delays for a variety of reasons, including some beyond the control of Transocean. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean. Our customer contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov.  The dayrates do not include revenue for mobilizations, demobilizations, upgrades, shipyards or recharges.

Out of Service Days (Shipyards, Mobilizations, Demobilizations, Contract Preparation). Changes in estimated out of service time are noted where changes in the time Transocean anticipates that a rig is scheduled to be out of service and not be available to earn an operating dayrate have changed by a period of 15 days or longer for all rig classifications since the previously issued Monthly Fleet Update Summary or Comprehensive Fleet Status Report.  The changes to estimated out of service time included in this Fleet Status may not be firm and could change significantly based on a variety of factors.  Any significant changes to our estimates of out of service time will be reflected in subsequent Monthly Fleet Updates and Comprehensive Fleet Status Reports, as applicable.

Contract Preparation refers to periods during which the rig is undergoing modifications or upgrades as a result of contract requirements.  Shipyards refers to periods during which the rig is out of service as a result of other scheduled shipyards, surveys, repairs, regulatory inspections or other scheduled service or work on the rig.

In some instances such as certain mobilizations, demobilizations, upgrades and shipyards, we are paid compensation by our customers that is generally recognized over the life of the primary contract term of the drilling project, although such compensation is not typically significant in relation to the revenues generated by the dayrates we charge our customers.   When mobilization or demobilization occurs during a contract period, we recognize revenues as earned.  In instances where mobilization or demobilization time occurs before or between the start of a contract period, the stated estimated contract start date represents the expected commencement date for the primary contract term of the drilling project and the point at which we expect to begin recognizing revenues.

Forward-Looking Statement.  The statements made in the Fleet Update that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made in the Fleet Update include, but are not limited to, statements involving the estimated duration of customer contracts, contract dayrate amounts, future contract commencement dates and locations and planned shipyard projects and other out of service time. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, shipyard delays, actions and approvals of third parties, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance, Transocean’s ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, factors affecting the duration of contracts including well-in-progress provisions, the actual amount of downtime, factors resulting in reduced applicable dayrates, hurricanes and other weather conditions, terrorism, political and other uncertainties inherent in non-U.S. operations (including the risk of war, civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in Transocean’s most recently filed Form 10-K, in Transocean’s Forms 10-Q for subsequent periods and in Transocean’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.

Fleet Classification. Transocean uses a rig classification for its semisubmersible rigs and drillships to reflect the company’s strategic focus on the ownership and operation of premium, high specification floating rigs. The rig classification “High Specification Floaters” is comprised of “Ultra-Deepwater” which refers to the latest generation of semisubmersible rigs and drillships possessing the latest technical drilling capabilities and the ability to operate in water depths equal to or greater than 7,500 feet, “Deepwater” which refers to semisubmersible rigs and drillships that possess the ability to drill in water depths equal to or greater than 4,500 feet, and “Harsh Environment” comprised of seven of the company’s premium harsh environment rigs, the semisubmersibles Transocean Barents, Transocean Spitsbergen, Henry Goodrich, Transocean Leader, Paul B. Loyd, Jr., Transocean Arctic and Polar Pioneer. The category titled “Midwater Floaters” represents semisubmersible rigs and drillships that possess the ability to drill in water depths of up to 4,499 feet.  The category titled “High Specification Jackups” consists of high performance jackup rigs that possess the ability to drill in water depths of 400 feet or less.

Stacking.  An “Idle” rig is between contracts, readily available for operations, and operating costs are typically at or near normal levels.  A “Stacked” rig, on the other hand, is manned by a reduced crew or unmanned and typically has reduced operating costs and is (i) preparing for an extended period of inactivity, (ii) expected to continue to be inactive for an extended period, or (iii) completing a period of extended inactivity.  However, stacked rigs will continue to incur operating costs at or above normal operating costs for 30 to 60 days following initiation of stacking.